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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  -------------

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported)        April 13, 2001
                                                 -----------------------------



                        WILSONS THE LEATHER EXPERTS INC.
             (Exact name of registrant as specified in its charter)



          MINNESOTA                      0-21543                 41-1839933
(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)



           7401 BOONE AVE. N.
        BROOKLYN PARK, MINNESOTA                                  55428
(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code        (763) 391-4000
                                                   -----------------------------
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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS
        ------------------------------------

         On April 13, 2001, Wilsons Acquisition Corporation, an indirect wholly-owned subsidiary of Wilsons The Leather Experts Inc. ("Wilsons Leather"), merged with Bentley's Luggage Corp. ("Bentley's"), with Bentley's being the surviving corporation (the "Merger"). Pursuant to the Merger, Bentley's became an indirect, wholly-owned subsidiary of Wilsons Leather. Following the acquisition, Wilsons Leather intends to continue Bentley's business of retailing travel products and accessories.

         In connection with the acquisition, Wilsons Leather caused its subsidiaries to pay (i) $100 to Bain Capital, Inc., shareholder representative, for the benefit of Bentley's shareholders, (ii) $29,462,073 to Bentley's senior lenders, (iii) $1,787,827 to pay certain transaction expenses of Bentley's shareholders, and (iv) $2,750,000 into an escrow account to cover working capital adjustments and indemnification obligations. Wilsons Leather financed the acquisition with cash on hand and funds borrowed under its senior credit facility with General Electric Capital Corporation and a syndicate of banks (including Fleet Bank, The CIT Group/Business Credit, Inc., First Union National Bank, U.S. Bank National Association, and Harris Trust and Savings Bank) (the "Senior Credit Facility"). The Senior Credit Facility provides for borrowings up to $165.0 million in aggregate principal amount, including an $85.0 million letter of credit subfacility, and expires in May 2004.

         Additional information regarding the terms of the acquisition are included in the Agreement and Plan of Merger, as amended, attached as an exhibit to this report.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
        ---------------------------------

C.   Exhibits
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2.1  Agreement and Plan of Merger, dated as of April 6, 2001, by and among WWT,
     Inc., Wilsons Acquisition Corporation, Bentley's Luggage Corp., the Shareholders of Bentley's Luggage Corp. and Bain Capital, Inc.

2.2 Letter Agreement dated April 13, 2001 re: Agreement and Plan of Merger by and Among WWT, Inc., Wilsons Acquisition Corporation, Bentley's Luggage Corp., the Shareholders of Bentley's Luggage Corp. and Bain Capital, Inc., dated as of April 6, 2001

                                       2
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            WILSONS THE LEATHER EXPERTS INC.



Date: April 19, 2001                        By /s/ Peter G. Michielutti
                                              ----------------------------------
                                              Peter G. Michielutti
                                              Senior Vice President and Chief
                                               Financial Officer
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                                INDEX TO EXHIBITS

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

Exhibit
Number      Description                                                             Method of Filing
-------     ---------------------------------------------------------------------   --------------------
   2.1      Agreement and Plan of Merger dated as of April 6, 2001 by and among
            WWT, Inc., Wilsons Acquisition Corporation, Bentley's Luggage Corp.,
            the Shareholders of Bentley's Luggage Corp. and Bain Capital, Inc.....  Electronic Transmission

   2.2      Letter Agreement dated April 13, 2001 re: Agreement and Plan of
            Merger by and Among WWT, Inc., Wilsons Acquisition Corporation,
            Bentley's Luggage Corp., the Shareholders of Bentley's Luggage Corp.
            and Bain Capital, Inc., dated as of April 6, 2001.....................  Electronic Transmission

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